                                                                    EXHIBIT 99.1

                                             Net Interest Margin Trust 1994-B
                                             December, 2000
                                             Payment: January 16, 2001

                                             7.85% SECURITIZED NET INTEREST
                                             MARGIN CERTIFICATES

                                                               Cusip # 393534AB8
                                                      Trust Account # 33-31958-0
                                             Distribution Date: January 16, 2001

                                                                                                  Per $1,000
Securitized Net Interest Margin Certificates                                                       Original
--------------------------------------------                                                      ----------
1.  Amount Available                                                           564,862.02
                                                                       ------------------
    Pro rata Share of Excess from NIM 94-A                                     180,427.66
                                                                       ------------------
Interest

2.  Aggregate Interest                                                          21,241.34         0.22988463
                                                                       -------------------------------------

3.  Amount Applied to:
    (a)  accrued but unpaid Interest

4.  Remaining:
    (a)  accrued but unpaid Interest

5.  Monthly Interest                                                            21,241.34
                                                                       ------------------

Principal

6.  Current month's principal distribution                                     724,048.34         7.83602100
                                                                       -------------------------------------

7.  Remaining outstanding principal balance                                  2,523,035.25         27.3055763
                                                                       -------------------------------------
    Pool Factor                                                                0.02730558
                                                                       ------------------

8.  Present value of the projected remaining aggregate
    cashflows of the Finance I Assets and the
    Residual Assets, as of the immediately
    preceding Distribution Date                                            192,618,829.63**
                                                                       ------------------
9.  Aggregate principal balance of loans
    refinanced by Conseco Finance                                              321,963.65
                                                                       ------------------

10. Weighted average CPR                                                            8.13%
                                                                       ------------------

11. Weighted average CDR                                                            1.72%
                                                                       ------------------

12. Annualized net loss percentage                                                  1.46%
                                                                       ------------------


13. Delinquency              30-59 day                                              1.61%
                                                                       ------------------
                             60-89 day                                              0.51%
                                                                       ------------------
                             90+ day                                                0.78%
                                                                       ------------------
                             Total 30+                                              2.90%
                                                                       ------------------


US Bank Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

** Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 10/15/00.

                                              Net Interest Margin Trust 1994-B
                                              December, 2000
                                              Payment: January 16, 2001




                                           Fee Assets
                           ---------------------------------------------
                            Guarantee        Inside         Fee Asset
                              Fees            Refi            Total
                           ---------------------------------------------

GTFC 1994-1                 168,339.48       4,587.83        172,927.31
GTFC 1994-2                       0.00           0.00              0.00
GTFC 1994-3                       0.00           0.00              0.00
GTFC 1994-4                       0.00           0.00              0.00
                           ---------------------------------------------

                            168,339.48       4,587.83        172,927.31

Total amount of Guarantee Fees and
     Inside Refinance Payments                               172,927.31
                                                          --------------

Subordinated Servicing Fees                                  218,482.95
                                                          --------------

Payment on Finance 1 Note                                    391,410.26
                                                          --------------

Allocable to Interest (current)                                    0.00
                                                          --------------

Allocable to accrued but unpaid Interest                           0.00
                                                          --------------

Accrued and unpaid Trustee Fees                                    0.00
                                                          --------------

Allocable to Principal                                             0.00
                                                          --------------

Finance 1 Note Principal Balance                                   0.00
                                                          --------------

                                             Net Interest Margin Trust 1994-B
                                             December, 2000
                                             Payment: January 16, 2001





                                                Inside
                        ------------------------------------------------
                              Residual           Refi         Total

GTFC 1994-1                             0.00         0.00          0.00
GTFC 1994-2                        53,074.14     4,337.94     57,412.08
GTFC 1994-3                        35,497.05     4,469.37     39,966.42
GTFC 1994-4                        72,062.88     4,010.38     76,073.26
                        ------------------------------------------------

                                  160,634.07    12,817.69    173,451.76

                 Total Residual and Inside
                            Refinance Payments               173,451.76
                                                          --------------